Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

MASTER INCOME ETF (HIPS)
a series of ETF Series Solutions
November 13, 2017
Supplement to the
 Summary Prospectus, Prospectus, and Statement of Additional Information
dated March 31, 2017, as previously supplemented

This supplement provides new and additional information beyond that contained in the Fund’s currently effective Summary Prospectus, Prospectus, and Statement of Additional Information and should be read in conjunction with those documents.

The Board of Trustees of ETF Series Solutions has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) providing for the reorganization (“Reorganization”) of the Master Income ETF (the “Target Fund”) into the GraniteShares HIPS US High Income ETF (the “Acquiring Fund”).

The Acquiring Fund is a newly-created, separate series of the GraniteShares ETF Trust, has the same investment objective and substantially similar investment strategies, policies, and risks as the Target Fund, and will be operated in a substantially similar manner, except that the Acquiring Fund will be managed by GraniteShares Advisors LLC.

Pursuant to the Agreement, all of the assets and certain liabilities of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their Target Fund shares held immediately prior to the Reorganization. The Reorganization is expected to be a tax-free transaction.

The Reorganization is subject to shareholder approval. In the next few weeks, shareholders of record of the Target Fund as of September 25, 2017 will receive a proxy statement soliciting their vote with respect to the Reorganization. The proxy statement contains important information about the Reorganization and the Acquiring Fund, including information about the Acquiring Fund’s investment strategies, risks, fees and expenses and should be read carefully before making any investment decisions.  If approved by shareholders, the Reorganization is expected to close on or about December 15, 2017. A copy of the proxy statement, when available, can be found at proxyonline.com/docs/masterincomeetf.pdf.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Target Fund, nor is it a solicitation of any proxy.

Please retain this Supplement with your Summary Prospectus, Prospectus, and
 Statement of Additional Information for future reference.